EXHIBIT 99.1

TRUEVUE360 AI GOVERNMENT UTILITIES RAIL OIL AND GAS CHEMICAL DISTRIBUTION INVESTOR PRESENTATION Nasdaq: DUOT JUNE 2020

2 Safe Harbor Statement This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements,” within the meaning of the U . S . Securities Act of 1933 , as amended and the U . S . Securities Exchange Act of 1934 , as amended, or the “Exchange Act . ” Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations . Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . The assumptions used for the projections in this Presentation, if any, are those we believe to be most significant to the projections . Nasdaq: DUOT

3 Who We Are Headquartered in Jacksonville, FL Staff of 68 employees and 44 contractors ( 112 Total ) We design, develop and implement Turnkey Advanced Intelligent Technologies • Artificial Intelligence (AI) Analytics • Emphasis on AI enables faster results that improve over time • Intelligent Sensor and Data Acquisition Systems • Decode inputs from virtually any sensor or data output/input • Enterprise Information Management (EIM) • Translate and present that information to end users seamlessly 3

4 Who We Serve 9 patents and 16 trademarks granted and/or pending 4 January 2019 - Launched AI and deep learning subsidiary true vue 360 TM Our Products are Industry Agnostic with current focus on: • Rail transportation with AI (highlighted in this presentation) • Retail distribution centers • Critical infrastructure security • Government

5 duos tech Corporate Structure 5 Turn - Key Data Capture Intelligent Sensor and Data Acquisition Systems Decode inputs from virtually any sensor or data output/input Artificial Intelligence Full Scale AI Platform Private Cloud, Proprietary Modeling Convolutional Neural Networks Deep Machine Learning true vue 360 TM duos tech Duos Technologies Group, Inc. (Nasdaq: DUOT) duos tech Duos Technologies, Inc. Operating Subsidiary TrueVue360, Inc. AI Subsidiary

6 What is Connected Intelligence? • Advanced, intelligent technologies are becoming increasingly complex • Development requires multiple skill sets across different areas of expertise • Industry - wide trend to outsource development and maintenance of these complex technology systems 6 We provide end - to - end solutions to address this unmet needs Duos Differentiator Turnkey Data Capture Allows operators to access vital information without disrupting existing processes Analytics via AI capabilities Captured data is converted into actionable information and leveraged at scale End User Interface Presents information, images and other data to the customer in a format that allows for clear decision making true vue 360 TM duos tech duos tech

Our Technologies' Future in Artificial Intelligence and Intelligent Analytics NEURAL NETWORKING true vue 360 TM a duos tech company

8 a duos tech company true vue 360 Platform Capabilities New technology enables computers to continuously learn new concepts from raw data Collaborative Data Labeling for accelerated learning, extraction, and analysis Full API and Sandbox Private Cloud Testing and Learning Environment for 3rd party software Integrations and Certifications Adaptive Model is self learning upon deployment and initial validation, ensuring consistent performance improvement World class Platform technical support, with innovative and agile staff to ensure success for even the most challenging solutions Model development and algorithm creation designed for analysis of images and sensor data to discover: • Performance Anomalies • Security Threats • Mechanical Defects • Predictive & Preventative maintenance issues true vue 360 TM Proprietary AI platform including privately hosted cloud architecture Industry agnostic with initial target industries – Better, Faster, Smarter: • Rail • Logistics • Security • Government Current deployments - leveraging existing business • 22 rail applications completed or in learning mode for multiple customers • Gate automation (logistics) • Security applications In the immediate future: • >12 new models per month to be completed Nasdaq: DUOT truevue360™ Roadmap

Nasdaq: DUOT

2019

- Q1
  - ✓ Establish company, resources and begin platform development
  - ✓ Launched AI and deep learning subsidiary truevue360™
- Q2
  - ✓ Release first version of platform
  - ✓ Establish modeling hardware
- Q3
  - ✓ First revenues from existing customers
  - ✓ Start Application Development
  - ✓ Expanded contract with Class 1 freight railroad for ~$1.0M in recurring rev. over 5-year contract

2020

- Q1
  - ✓ Sales team hired and executing
- Q2
  - > Development of 20 AI Algorithms for CSX
- Q3
  - > Development of 30 AI Algorithms for KCSM

Acquire first sole AI customer



truevue360

duostech connected intelligence

9

10 We Address 7 of the Top 10 AI Sectors Contract analysis Object detection and classification – avoidance, navigation Automated geophysical feature detection Text query of images Content distribution on social media Predictive maintenance Static image recognition, classification and tagging Efficient, scalable processing of patient data Algorithmic trading strategy performance improvement Artificial Intelligence Revenue, Top 10 Use Cases, World Markets: 2025 Object detection and classification, tracking from geospatial images true vue 360 TM AI Source: “Market for Artificial Intelligence Projected to Hit $36 Billion by 2025” by Michael Feldman, Tractica Research - www.top500.org

truevue360™ AI

Nasdaq: DUOT

Significant Value Added to Rail Maintenance Processes

Predictive Rail Maintenance segment to grow at a high estimated CAGR during the forecast period 2019-2024

- "Among solutions, Predictive maintenance segment to show highest CAGR during forecast period.
- Predictive maintenance techniques are designed to help determine the condition of in-service equipment to estimate when maintenance should be performed.
- This approach promises cost savings over routine or time-based preventive maintenance because tasks are performed only when warranted.
- Thus, it is regarded as condition-based maintenance carried out as suggested by estimations of the degradation state of an item.
- Predictive maintenance solutions are being increasingly deployed in the railway industry to increase asset life, and improve rail operations and safety".

- Global Forecast to 2024 by 2020 Markets and Markets Research Private Ltd.

Attractive Opportunities in the Digital Railway Market

- The digital railway market to grow from USD 50.0 Billion in 2019 to USD 74.8 billion by 2024, at a Compound Annual Growth Rate (CAGR) of 8.4% during the forecast period.
- The market growth is attributed to hyper-urbanization and increasing adoption of automation technologies.
- Government initiatives and PPP model are increasing investments toward modernization of railways.



$74.8 Billion
$50.0 Billion
2019-e
2024-p

e-estimated, p-projected

duostech connected intelligence

Source: - Digital Railway Market by Offering (Solutions and Services), Application Type (Rail Operations Management, Passenger Experience, and Asset Management), Region (North America, Europe, APAC, MEA, Latin America) Global Forecast to 2024 by 2020 Markets and Markets Research Private Ltd.

11

12 Our AI Solutions for Rail Significant Revenue Driver

13 Detections with AI in Transit Rail Scenarios PPE/ Safety Check AI Identification AI Human Detection AI Object Leaning AI Object Classification AI Tagging Nasdaq: DUOT

14 Rapidly Changing Freight Rail Industry » Freight railroads generally have operated the same way for more than a century » Recently the business model has changed significantly » Now railroads want to run more like commercial airlines , where departure times are set » “Precision - scheduled railroading … sparked a stock rally that has added tens of billions of dollars to railroad values in the past 6 months ” Source: The Wall Street Journal (April 2019) Precision Railroading is based on » Significant labor force reduction » Addition of significant technologies to streamline the mechanical inspection process » Analysts expect “the North American freight rail network to near full automation in seven years … [that] could come in as a significant traffic growth opportunity” » …However, the market for automated solutions is virtually unpenetrated Source: Cowen Washington Research Group Digitalization Is a Game Changer Nasdaq: DUOT

15 The Current Railcar Inspection Process NORTH AMERICAN RAIL MARKET DATA 60B Freight Rail /yr. 1.56M Freight Cars 26,500 Locomotives 140,000 Miles of Class 1 Track 500 + Freight Rail Yards 21 Regional Railroads 510 Local Railroads $ Source: US Federal Railroad Administration 15 • Railcar inspections are mandated by the Federal Railroad Administration (FRA) • Each railcar requires mechanical inspection prior to leaving a rail yard • Currently conducted manually inside rail yards • Average dwell time: 1.5 to up to 3 hours per train • We invented the automated rail car inspection portal technology • Industry is rapidly adopting this new technology, introducing automation • Precision railroading requires change in maintenance strategies

16 Our Solution Railcar Inspection Portal ( r i p ® ) duos tech r i p ® solution: Remote, four - sided (360 ° ), automated mechanical inspection while traveling at speeds ≥ 80 MPH before train enters a yard Implementations:  Mechanical Inspections  B order Crossings  S ecurity Inspections Benefits of r i p ® Reduction/shift of field labor (Finders become Fixers) Substantial reduction of dwell time per train Increased safety, accuracy and efficiencies Increase in average system velocity Prevent derailments Substantial savings, impact on operator’s bottom line

17 r i p ® 360 ° Example Detections at Speed Dead Body (Mexico) Separated Truck Illegal Riders Oil Leak Spring out of Position Shaved Axel Nasdaq: DUOT

18 The Future of Railcar Mechanical Inspections r i p ® Railcar Inspection Portal 360 o Inspection explains … See video at https://vimeo.com/332002914

19 The North American Rail Market NORTH AMERICAN RAIL NETWORK NORTH AMERICAN RAILYARDS Significant Growth Opportunity, Revenue Driver Nasdaq: DUOT

20 r i p ® Railcar Inspection Portal – Recent Wins Recent Developments: Canadian National • 7 Inspection portal systems completed over two years • Significant expansion of existing systems planned for 2020/2021 (additional aspects currently being deployed) KCSM • 1 portal shipped in Q4/2019, final installation Q2/2020 • Considered a pilot for future expansion CSX • 2 rip portals, first delivered 12/2019, 2 nd rip is under construction to be delivered in late Q2/early Q3 • Development of AI applications underway • Considered pilots for future expansion Transit Rail • Applications adapted to transit sector • Marketing started in Q3/2019 Industrial Version • Developed/deployed with manufacturers • Shortlines represent significant market opportunities Nasdaq: DUOT

Financial Overview

22 Consolidated Income Statement (in ‘000s) March 31, 2020 (Unaudited) March 31, 2019 FY 2019 FY 2018 Revenue $ 991 $4,352 $13,641 $12,048 Cost of Sales 888 2,221 7,160 6,844 Gross Profit 103 2,131 6,481 5,204 % of Revenue 10% 49% 48% 43% Operating Expenses 2.191 2,084 8,888 6,774 Income (Loss) from Operations (2,088) 47 (2,407) (1,569) Other Income (Expense) (59) (3) (64) (11) Net Income (Loss) ($2,147) ($44) ($2,471) ($1,580) EPS (LPS)* ($0.80) $0.03 ($1.39) ($1.06) 2019 Growth in topline revenues with key clients in target markets Notable improvement in gross margin with scale 2020 Revenue guidance suspended due to global pandemic, current uncertainties Major revenue bookings expected in 2H 2020 and 1H 2021 * Split - Adjusted Nasdaq: DUOT FINANCIAL REVIEW

23 Balance Sheet (in ‘000s) Based on March 31, 2020 10 - Q (Unaudited) Current Assets $8,469 Cash, A/R, Contract Assets* $7,582 Current Liabilities $2,966 Deferred Revenue, Contract Liabilities** $692 Debt (non - convertible, 3% Coupon) $1,000 ____________ * Contract Assets become A/R as projects complete milestones ** Contract Liabilities reduce as project milestones completed Cash 5/11/2020: $7.9M Selected Data Nasdaq: DUOT

24 Common Stock 3,525,838 Warrants Options 1,589,107 * 163,010 ** Series B Convertible Preferred *** 243,572 Total Share Count Fully Diluted 5,521,527 Capital Structure ____________ * 1,347,430 Cash Warrants at $7.70 Exercise Price ** Exercise Price : $14.00/share *** Common Stock Equivalent as converted as of 5/15/2020 Nasdaq: DUOT

25 Experienced Leadership Team Adrian Goldfarb EVP, Chief Financial Officer, Director Mr . Goldfarb is an industry veteran including more than 35 years in information technology beginning at IBM . For the last 20 years, Mr . Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board Member . Mr . Goldfarb currently serves as our CFO and member of the Board of Directors and oversees the Company’s IT Asset Management business unit . He studied Accounting in the UK and holds a Bachelors of Arts in Business Administration with a concentration in Finance . Aaron Wood VP, Chief Operating Officer| TrueVue360 Operating Subsidiary Mr. Wood is responsible for the Operations of truevue360 and provides oversight to the development of custom software solutions and the Artificial Intelligence Model creation and deployment. Prior to being employed by truevue360, he was Vice President of Operations for CompassMSP , a managed services IT company. In this role, Mr. Wood was responsible for the development of a scalable operations model that could efficiently integrate acquisitions. Mr. Wood served as the owner and president of Advanced Technologies Solutions, an Autodesk Software Value Added Reseller (VAR) Company in business since 1984 and acquired by Aaron in April of 2015. He has over 10 years of highly successful hands - on experience in business management as well as a background in computer programming and technology. Mr. Wood has both an undergraduate and graduate degree in Mechanical Engineering from the University of Florida and has worked as a mechanical design engineer and financial planner in the past. The skills he acquired in these past employment arrangements have been instrumental in his career development. Wm. Scott Carns EVP, Chief Operating Officer| Duos Technologies Operating Subsidiary Mr. Carns is responsible for the day - to - day management and operations of Duos Technologies, Inc. He started with Duostech in 2000 and has worked in various capacities for almost 20 years. Mr. Carns has extensive experience in the information technology industry with an emphasis on intelligent video analytics and centralized command and control applications. He works with Duostech’s major clients to develop customized solutions to meet their security and operational challenges. He has also been an important member of Duos’ technology think tank and is a co - inventor of the company’s patented Train Rider Detection System ( trids ®) and several other systems. Prior to joining Duostech , Mr. Carns worked as the Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. He also served in the United States Army and attended Kansas State University. Gianni Arcaini Chairman, President, CEO Mr . Arcaini’s thirty - five year executive career began in Europe, leading a range of companies, spanning multiple industries . After immigrating to the United States, Mr . Arcaini formed Environmental Capital Holdings, Inc . (“ECH”), a company focusing on the transfer of technologies from Europe to the U . S . ECH later acquired Duos Engineering B . V . which was later rebranded as Duos Technologies (USA), Inc . , the predecessor company of Duos . In 2002 , Duos Technologies (USA) spun off from ECH and under the leadership of Mr . Arcaini expanded into a broad - based technology company with a special focus on developing technologies for the homeland security industry . Mr . Arcaini is the inventor or co - inventor of all current technologies offered by Duos and is signatory to 14 patents granted or pending . He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages . Connie Weeks EVP, Chief Accounting Officer Ms . Weeks has over thirty - five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management . She has been a key member of the Duos team for over 17 years . She also oversees the Company’s Human Resources function . David Ponevac SVP, Chief Technology Officer | Operating Subsidiary Mr. Ponevac has over fifteen years of software engineering experience concentrating on web and mobile environments. He has considerable expertise in Objective - C, Java, C#, PHP and many other scripting languages. He is also driving the Company’s Artificial Intelligence efforts including platform development. Previously, he was CTO of Luceon LLC and worked with a range of domestic and international clients operating in the public and private sectors. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science, both from University of Texas, El Paso. Nasdaq: DUOT

26 Investment Highlights Significant, Global Market Opportunities * • Combined North American markets exceed $100B • $60B North American Rail Industry • $53B Enterprise Information Management (EIM) Market • $ 2B Video Analytics Market • Large, Unquantifiable AI Market * Multiple sources previously cited Growing, Tier - one Customer Base • Multiple, multi - million dollar deployments announced in 2019 with more expected in 2020 Improving Financial Position • 2018 revenue of $12 million • 2019 revenue of $13.6 million • 2020: Projected continued revenue growth Strong Rail Industry Tailwinds • Industry rapidly moving toward automation and optimization to reduce costs, increase safety and improve efficiency Superior, Proprietary Technology • Spent majority of 2019 on further developing in - house technologies to enable exponential scaling in 2020 – 2021 Built for the Future • Launched AI and deep learning subsidiary true vue 360 TM in 2019; anticipated revenues in 2020 • Proprietary platform compatible with 3rd party applications • Transition to software focus should lead to increased margins and recurring revenues Nasdaq: DUOT

27 Contact Us Duos Technologies Corporate Tracie Hutchins Duos Technologies Group, Inc. 904 - 652 - 1601 tlh@duostech.com Investor Relations Matt Glover or Tom Colton Gateway Investor Relations 949 - 574 - 3860 DUOT@gatewayir.com Nasdaq: DUOT